EXHIBIT 23.1
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                                                     ANDERSEN



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 file numbers 33-26694, 33-56557, 333-88391, 333-57912, and 333-68180, and Form S-3 file number 333-63480.


                              /s/ Arthur Andersen LLP


Rochester, New York
May 20, 2002